EATON VANCE NEW YORK MUNICIPAL INCOME FUND

Supplement to
Prospectus dated February 1, 2016 and
Summary Prospectus dated February 1, 2016

Class B shares are no longer available.  All references to Class B shares are removed from the Summary Prospectus.

October 24, 2016

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